FDP SERIES, INC.
Invesco Value FDP Fund
(the “Fund”)

Supplement dated November 17, 2015
to the Prospectus dated September 28, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts About Invesco Value FDP Fund —Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Kevin C. Holt	2005	Lead Portfolio Manager of Invesco Advisers, Inc.
Devin E. Armstrong	2007	Portfolio Manager of Invesco Advisers, Inc.
Charles DyReyes	2015	Portfolio Manager of Invesco Advisers, Inc.
James N. Warwick	2007	Portfolio Manager of Invesco Advisers, Inc.

The section in the Prospectus captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management of the Invesco Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE INVESCO FUND

The Invesco Fund is managed by a team of financial professionals. Kevin C. Holt, Devin E. Armstrong, Charles DyReyes and James N. Warwick are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The fourth paragraph and accompanying table in the section of the Prospectus captioned “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Invesco Fund is managed by Invesco’s Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Kevin C. Holt, Devin E. Armstrong, Charles DyReyes and James N. Warwick. Mr. Holt is the lead manager of the Fund and Messrs. Armstrong, DyReyes and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Holt is responsible for the execution and overall strategy of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Kevin C. Holt	Responsible for the day-to-day management of the Fund, responsible for the operation and overall strategy of the Fund.	2005	Associated with Invesco Advisers, Inc.
(“Invesco”) and/or its affiliates since 2010;
Managing Director of Van Kampen Asset
Management (“Van Kampen”) from 2004 to
2010; Portfolio Manager since 1999, with
specific responsibility for Consumer Staples,
Consumer Discretionary, Health Care,
Integrated and Exploration and Production and
Industrials.
Devin E. Armstrong	Responsible for the day-to-day management of the Fund.	2007	Associated with Invesco and/or its affiliates
since 2010; Executive Director of Van Kampen
from 2007 to 2010; Portfolio Manager since
2007, with specific responsibility for Basic
Materials, Technology and Industrials.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Charles DyReyes	Responsible for the day-to-day management of the Fund.	2015	Associated with Invesco and/or its affiliates since 2015; Senior Equity Analyst of Brandywine Global Investment Management from 2010 to 2015.
James N. Warwick	Responsible for the day-to-day management of the Fund.	2007	Associated with Invesco and/or its affiliates since 2010; Executive Director of Van Kampen from 2007 to 2010; Portfolio Manager since 2007, with specific responsibility for Cash Management.

Shareholders should retain this Supplement for future reference.

PRO-FDPS-1115SUP